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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 5, 2006


  AMERICAN EXPRESS            AMERICAN EXPRESS              AMERICAN EXPRESS
RECEIVABLES FINANCING       RECEIVABLES FINANCING        RECEIVABLES FINANCING
   CORPORATION II            CORPORATION III LLC           CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

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
  Delaware       13-3854638   333-130508-03    Delaware       20-0942395     333-130508      Delaware      20-0942445  333-130508-02
  (State or       (I.R.S.     (Commission     (State or        (I.R.S.       (Commission     (State or       (I.R.S.    (Commission
    Other         Employer    File Number)      Other          Employer     File Number)       Other        Employer    File Number)
Jurisdiction    Identification               Jurisdiction   Identification                 Jurisdiction    Identification
     of           Number)                         of           Number)                          of           Number)
Incorporation                               Incorporation                                  Incorporation
     or                                           or                                            or
Organization)                               Organization)                                  Organization)

       200 Vesey Street, Room 138                  4315 South 2700 West, Room 1900              4315 South 2700 West, Room 1900
           Mail Stop 01-31-12                            Mail Stop 02-01-50                            Mail Stop 02-01-56
        New York, New York 10285                     Salt Lake City, Utah 84184                    Salt Lake City, Utah 84184
             (212) 640-2000                                (801) 945-2550                                (801) 945-2068
                                        (Address, Including Zip Code, and Telephone Number,
                               Including Area Code, of each Registrant's Principal Executive Offices)
                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.   On October 5, 2006, the Registrant acquired approximately
             $6.0 billion of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to (i) the Assignment No. 14 of Receivables in Additional Accounts, dated as of October 5, 2006 between American Express Receivables Financing Corporation III LLC and The Bank of New York, as Trustee of the Registrant and (ii) the Assignment No. 15 of Receivables in Additional Accounts, dated as of October 5, 2006 between American Express Receivables Financing Corporation IV LLC and The Bank of New York, as Trustee of the Registrant. The Assignment No. 14 in Additional Accounts is attached hereto as
             Exhibit 99.01 and the Assignment No. 15 in Additional Accounts is attached hereto as Exhibit 99.02.

Item 9.01.   Exhibits.

The following are filed as Exhibits to this Report under Exhibit 99.

         Exhibit 99.01 Assignment No. 14 of Receivables in Additional Accounts, dated as of October 5, 2006, between American Express Receivables Financing Corporation III LLC and The Bank of New York.

         Exhibit 99.02 Assignment No. 15 of Receivables in Additional Accounts, dated as of October 5, 2006, between American Express Receivables Financing Corporation IV LLC and The Bank of New York.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Receivables Financing
                                    Corporation II,

                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                       By:       /s/ Maureen Ryan
                                           -------------------------------------
                                       Name:     Maureen Ryan
                                       Title:    President

                                    American Express Receivables Financing
                                    Corporation III LLC,
                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                       By:       /s/ Andrea J. Moss
                                           -------------------------------------
                                       Name:     Andrea J. Moss
                                       Title:    President

                                    American Express Receivables Financing
                                    Corporation IV LLC,
                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                       By:       /s/ Daniel L. Follett
                                           -------------------------------------
                                       Name:     Daniel L. Follett
                                       Title:    President



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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Assignment No. 14 of Receivables in Additional Accounts, dated as of October 5, 2006, between American Express Receivables Financing Corporation III LLC and The Bank of New York.

Exhibit 99.02 Assignment No. 15 of Receivables in Additional Accounts, dated as of October 5, 2006, between American Express Receivables Financing Corporation IV LLC and The Bank of New York.